SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                                   ________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)            October 1, 1996
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                             UNISYS CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



   Delaware                  1-8729                    38-0387840
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(State or Other      (Commission File Number)        (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                   Township Line and Union Meeting Roads,
                      Blue Bell, Pennsylvania  19424
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           (Address of Principal Executive Offices)  (Zip Code)



                             (215) 986-4011
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          (Registrant's telephone number, including area code)
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Item 5.    Other Events.

           Pursuant to the terms and conditions of the Terms Agreements between Unisys Corporation (the "Company") and Bear, Stearns & Co. Inc. and BT Securities Corporation dated October 1, 1996 and October 3, 1996, the Company issued on October 4, 1996, its 11 3/4% Senior Notes due 2004 in an aggregate principal amount of $450,000,000.


Item 7.    Exhibits.

           See Exhibit Index.
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                                SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNISYS CORPORATION


Date: October 4, 1996           By:  /s/Janet Brutschea Haugen
                                     ____________________________
                                     Janet Brutschea Haugen
                                     Vice President and Controller
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                              EXHIBIT INDEX
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Exhibit
No.

1.1 Terms Agreement, dated October 1, 1996, between Unisys Corporation and Bear, Stearns & Co. Inc. and BT Securities Corporation

1.2 Terms Agreement, dated October 3, 1996, between Unisys Corporation and Bear, Stearns & Co. Inc. and BT Securities Corporation

4 Form of Third Supplemental Indenture, dated as of October 4, 1996, between Unisys Corporation and Bank One, Columbus, NA with form of 11 3/4 % Senior Note due 2004 attached as Exhibit A